UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _____________________________________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 11, 2015

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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35054	27-1284632
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street Findlay, Ohio	45840-3229
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 11, 2015, MPLX LP (“MPLX”) and MarkWest Energy Partners, L.P. (“MWE”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MPLX GP LLC, the general partner of MPLX (“MPLX GP”), Sapphire Holdco LLC, a wholly owned subsidiary of MPLX (“Merger Sub”) and, for certain limited purposes set forth in the Merger Agreement, Marathon Petroleum Corporation, the indirect parent of MPLX and MPLX GP (“MPC”).

The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into MWE (the “Merger”), with MWE continuing as the surviving entity and a wholly owned subsidiary of MPLX. At the effective time of the Merger (the “Effective Time”), each common unit of MWE (each, a “Common Unit”) issued and outstanding as of immediately prior to the Effective Time will be converted into the right to receive (i)1.090 common units of MPLX representing limited partner interests in MPLX (the “Equity Consideration”) and (ii) cash in an amount obtained by dividing (A) $675,000,000 by (B) the number of Common Units (including certain converted equity awards) plus the number of Class B Units of MWE (each, a "Class B Unit"), in each case outstanding immediately prior to the Effective Time (the “Cash Consideration” and together with the Equity Consideration, the “Merger Consideration”). The Class A Units of MWE, which are all owned by wholly owned subsidiaries of MWE, issued and outstanding as of immediately prior to the Effective Time will be converted into newly created Class A Units of MPLX in accordance with the Class A exchange ratio provided in the Merger Agreement. Each Class B Unit issued and outstanding as of immediately prior to the Effective Time will be converted into a newly created Class B Unit of MPLX.

Each phantom unit of MWE outstanding immediately prior to the Effective Time will become fully vested and converted into an equivalent number of Common Units, and such Common Units will be canceled and converted into the right to receive the Merger Consideration. As of the Effective Time, each outstanding distribution equivalent right award of MWE (“DER”) will be canceled and the holder of such canceled DER will cease to have any rights with respect to such canceled DER except the right to receive any payment in respect of any distributions occurring before the Effective Time.

The board of directors of MWE has approved and adopted the Merger Agreement and has agreed to recommend that MWE’s unitholders approve the Merger Agreement, subject to certain exceptions set forth in the Merger Agreement. MWE has also agreed not to directly or indirectly solicit competing acquisition proposals or, subject to certain exceptions with respect to unsolicited proposals, to enter into discussions concerning, or provide confidential information in connection with, any alternative business combinations. The Merger Agreement further provides that, upon termination of the Merger Agreement under certain circumstances, MWE will be required to pay MPLX a termination fee equal to $625 million.

The Merger is subject to certain customary conditions, including approval by MWE unitholders and receipt of required regulatory approvals. The Merger Agreement also contains customary representations, warranties and covenants by each of the parties thereto. The representations and warranties contained in the Merger Agreement were made by the parties thereto and solely for the benefit of the parties thereto. The assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure letters and exhibits provided by the parties to each other in connection with the signing of the Merger Agreement. While MPC does not believe that these disclosure letters and exhibits contain information that the securities laws require the parties to publicly disclose, other than information that has already been so disclosed, if any, they do contain information that modifies, qualifies and creates exceptions to the representations and warranties of the parties set forth in the Merger Agreement. You should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the parties, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure letters and exhibits. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Finally, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures, if any.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which is filed as Exhibit 2.1 and incorporated herein by reference.
As MPLX’s general partner, MPLX GP manages MPLX’s operations and activities through MPLX GP’s officers and directors. MPLX GP is an indirect wholly owned subsidiary of MPC. As a result, certain individuals serve as officers and directors of both MPLX GP and MPC. In addition, as of the date hereof, MPC holds, indirectly through its subsidiaries, 19,980,619 common units, 36,951,515 subordinated units and 1,639,525 general partner units of MPLX, representing a 70.9% limited partner interest and a 2% general partner interest in MPLX.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description
2.1*
Agreement and Plan of Merger, dated as of July 11, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation.

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: July 16, 2015	By:	/s/ J. Michael Wilder
Name: J. Michael Wilder
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1*
Agreement and Plan of Merger, dated as of July 11, 2015, by and among MPLX LP, Sapphire Holdco LLC, MPLX GP LLC, MarkWest Energy Partners, L.P. and, for certain limited purposes set forth therein, Marathon Petroleum Corporation.

*
Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the SEC upon request.